UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 15, 2009

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-33008 (Commission File Number)	98-0221142 (IRS Employer Identification #)
Plaza America Tower I 11700 Plaza America Drive, Suite 1010 Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

(703) 964-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 15, 2009, ICO Global Communications (Holdings) Limited (“ICO”) issued a press release announcing that the Federal Communications Commission has approved the application of its subsidiary, New ICO Satellite Services G.P., to utilize an ancillary terrestrial component (ATC) in conjunction with its mobile satellite services (MSS).  A copy of the press release is attached hereto as Exhibit 99.1.

Use of the ATC authority is subject to ICO’s compliance with FCC regulations and conditions of the order, a copy of which may be found on the FCC's website at: http://hraunfoss.fcc.gov/edocs_public/attachmatch/DA-09-38A1.doc and on the About Us page of www.ICO.com.  The description of the grant of ATC authority is qualified in its entirety by the order.

Item 9.01                      Financial Statements and Exhibits.

           (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)
By: /s/ John L. Flynn
January 16, 2009	John L. Flynn Executive Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit	Description of Exhibit
99.1	Press release dated January 15, 2009.